EXHIBIT 10.9
                               PREMIERWEST BANCORP
                                STOCK OPTION PLAN


                                    ARTICLE I
                               PURPOSE OF THE PLAN

         The purpose of this Stock Option Plan (the "Plan") is to advance the interests of PremierWest Bancorp, an Oregon business corporation (the "Company") and its shareholders by enabling the Company to attract and retain the services of people with training, experience and ability and to provide additional incentive to employees and non-employee directors of the Company by awarding them an additional opportunity to participate in the ownership of the Company.


                                   ARTICLE II
                                   DEFINITIONS

         As used herein, the following definitions will apply:

         (a) "Available Shares" means the number of shares of Common Stock available at any time for issuance pursuant to Incentive Stock Options or Nonqualified Stock Options under this Plan as provided in Article III.

         (b) "Award" means any grant of an Incentive Stock Option and any grant of a Nonqualified Stock Option under this Plan.

         (c)  "Board of Directors" means the Board of Directors of the Company.

         (d) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the committee of the Company's Board of Directors appointed to administer the Plan.

         (f)  "Common Stock" means the Common Stock of the Company.

         (g) "Company" means PremierWest Bancorp, an Oregon business corporation, and, unless the context otherwise requires, any majority owned subsidiary of the Company and any successor or assignee of the Company by merger, consolidation, acquisition of all or substantially all of the assets of the Company or otherwise.

         (h) "Disabled" means a mental or physical impairment which has lasted or which is expected to last for a continuous period of 12 months or more and which renders an Optionee unable, in the Committee's sole discretion, of performing the duties which were assigned to the Optionee during the 12 month period prior to such determination. The Committee's determination of the existence of an individual's disability will be effective when communicated in writing to the Optionee and will be conclusive on all of the parties.

         (i) "Effective Date" means the date on which this Plan is approved by the Board of Directors.

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         (j)  "Employee" means any person employed by the Company.

         (k) "Exercise Price" means the price per share at which a shares of Common Stock may be purchased upon exercise of an Incentive Stock Option or Nonqualified Stock Option.

         (l)  "Fair Market Value" means:

              1) If the Common Stock is traded on a national securities exchange or on either the Nasdaq National Market or Nasdaq SmallCap Market, the average between the lowest and highest reported sales price per share of Common Stock for such date, or if no transactions occurred on such date, on the last date on which trades occurred;
              2) If the Common Stock is not traded on a national securities exchange or on Nasdaq but bid and asked prices are regularly quoted on the OTC Bulletin Board Service, by the National Quotation Bureau or any other comparable service, the weighted average (based upon the reported number of shares traded) between the highest bid and lowest asked prices per share of Common Stock as reported by such service for the five business days (including only days on which a trade occurred) ending on and including such date as of the close of trading or, if such date was not a business day, on the preceding business day; or
              3) If there is no public trading of the Common Stock within the terms of subparagraphs 1 or 2 of this subsection, the price per share of Common Stock, as reasonably determined by the Committee in its sole discretion.

         (m) "Incentive Stock Option" means an option to purchase shares of Common Stock that the Committee indicates is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code and is granted under Article VI of this Plan.

         (n) "Nonqualified Stock Option" means an option to purchase shares of Common Stock that the Committee either indicates is intended to be a nonqualified stock option or indicates is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code and is granted under Article VII of this Plan.

         (o) "Optionee" means any individual who is granted either an Incentive Stock Option or a Nonqualified Stock Option under this Plan.

         (p) "Reserved Shares" means the number of shares of Common Stock reserved for issuance pursuant to all Awards under this Plan as provided in Section 3.1 of Article III.

         (q)  "Securities Act" means the Securities Act of 1933, as amended.

         (r) "Significant Shareholder" means any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. For purposes of this definition a person shall be considered as owning all stock owned, directly or indirectly by or for such person's brothers and sisters, spouse, ancestors and lineal descendants. In addition, stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries to the extent required by Section 422 of the Internal Revenue Code.




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                                   ARTICLE III
                            STOCK SUBJECT TO THE PLAN

         3.1 AGGREGATE NUMBER OF RESERVED SHARES. Subject to adjustment in accordance with Section 9.1, the total number of shares of Common Stock reserved for issuance pursuant to all Awards under this Plan is initially established at 800,000 shares.

         3.2 NUMBER OF AVAILABLE SHARES. At any point in time, the number of Available Shares shall be the number of Reserved Shares at such time minus:

              (a) the number of shares of Common Stock issued under this Plan upon the exercise of Incentive Stock Options and Nonqualified Stock Options prior to such time; and
              (b) the number of shares covered by Incentive Stock Options and
                  Nonqualified Stock Options that have been granted under this Plan and that have not yet expired, been terminated or been cancelled to the extent that such options have not been exercised at such time.

As a result of the foregoing, if an Incentive Stock Option or Nonqualified Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock covered by such option that were not purchased through the exercise of such option will be added back to the Available Shares. However, shares of Common Stock used by an Optionee to satisfy Tax Withholding obligations upon the exercise of a Nonqualified Stock Option shall nonetheless, for purposes of this Plan, be considered as having been issued upon the exercise of such option.

         3.3 RESERVATION OF SHARES. Available Shares shall consist of authorized but unissued shares of Common Stock of the Company. The Company will, at all times, reserve for issuance shares of Common Stock equal to the sum of (i) the number of shares covered by Incentive Stock Options and Nonqualified Stock Options that have been granted and which have not yet expired, been terminated or been cancelled to the extent that such options have not been exercised at such time and (ii) the number of Available Shares.

         3.4 ANNUAL LIMIT ON NUMBER OF SHARES TO ANY ONE PERSON. No person will be eligible to receive Awards under this Plan which, in aggregate, exceed 50,000 shares in any calendar year. In connection with the hiring or commencement of services from such person such limit shall be 50,000 shares during such calendar year.


                                   ARTICLE IV
                      COMMENCEMENT AND DURATION OF THE PLAN

         4.1 EFFECTIVE DATE OF THE PLAN. This Plan will be effective as of the Effective Date, subject to the provisions of Section 4.2.

         4.2 SHAREHOLDER APPROVAL OF THE PLAN. This Plan will be submitted for the approval of the shareholders of the Company within twelve (12) months of the Effective Date. This Plan will be deemed approved by the shareholders if approved by a majority of the votes cast at a duly held meeting of the Company's shareholders at which a quorum is present in person or by proxy. Awards may be made under this Plan prior to such shareholder approval provided that such Awards are conditioned upon such approval and state by their terms that they will be null and void if such shareholder approval is not obtained.




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         4.3 TERMINATION OF THE PLAN. This Plan will terminate ten years from the Effective Date. In addition, the Board of Directors will have the right to suspend or terminate this Plan at any time. Any termination of this Plan will not affect the exercisability of any Incentive Stock Options or Nonqualified Stock Options granted under this Plan prior to such termination. Termination of the Plan will not terminate or otherwise affect any Incentive Stock Option Agreement (as defined in Section 6.1), or Nonqualified Stock Option Agreement (as defined in Section 7.1) then in effect.


                                    ARTICLE V
                           ADMINISTRATION OF THE PLAN

         Subject to the provisions of this Plan and any additional terms or conditions which may, from time to time, be imposed by the Board of Directors, the Committee will administer this Plan and will have the authority, in its sole discretion, to grant Incentive Stock Options and to grant Nonqualified Stock Options in accordance with Articles VI and VII, respectively. The Committee may, from time to time, adopt rules and regulations relating to the administration of this Plan and may, but is not required to, seek the advice of legal, tax, accounting and compensation advisors. Decisions of the Committee with respect to the administration of this Plan, the interpretation or construction of this Plan or the interpretation or construction of any written agreement evidencing an Award will be final and conclusive, subject only to review by the full Board of Directors. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement evidencing an Award in the manner and to the extent it deems appropriate.

         The Board of Directors shall appoint the members of the Committee, which shall consist of at least two directors from the Board of Directors. For purposes of this paragraph, directors who are not "outside directors" as such term is defined in Treasury Regulation ss.1.162-27(e)(3) and directors who are not "non-employee directors" as such term is defined in Rule 16b-3 issued by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, ("Rule 16b-3") shall be referred to as "disqualified directors." Disqualified directors may serve on the Committee. However, disqualified directors shall be deemed (notwithstanding any statement to the contrary which may be contained in minutes of a meeting of the Committee) to have abstained from any action requiring under Section 162(m) of the Internal Revenue Code the approval of a committee consisting solely of outside directors or from any action requiring under Rule 16b-3 the approval of a committee consisting solely of non-employee directors. The assent of any such disqualified director shall be ignored for purposes of determining whether or not any such actions were approved by the Committee. If the Committee proposes to take an action by unanimous consent in lieu of a meeting and such action would require under Section 162(m) of the Internal Revenue Code the approval of a committee consisting solely of outside directors or such action would require under Rule 16b-3 the approval of a committee consisting solely of non-employee directors, the disqualified director shall, for purposes of such consent, be deemed to not be a member of the Committee.

         If no Committee is appointed, the Board of Directors shall act as the Committee and will have all the powers, duties and responsibilities of the Committee as set forth in this Plan. In addition, the Board of Directors may at any time by resolution abolish the Committee and assume the duties and responsibilities of the Committee.







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                                   ARTICLE VI
                   INCENTIVE STOCK OPTION TERMS AND CONDITIONS

         Incentive Stock Options may be granted under this Plan in accordance with the following terms and conditions.

         6.1 REQUIREMENT FOR A WRITTEN INCENTIVE STOCK OPTION AGREEMENT. Each Incentive Stock Option will be evidenced by a written option agreement ("Incentive Stock Option Agreement"). The Committee will determine from time to time the form of Incentive Stock Option Agreement to be used. The terms of the Incentive Stock Option Agreement must be consistent with this Plan and any inconsistencies will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Section 6, the terms and conditions of each Incentive Stock Option do not need to be identical.

         6.2 WHO MAY BE GRANTED AN INCENTIVE STOCK OPTION. An Incentive Stock Option may be granted to any Employee who, in the judgment of the Committee, has performed or will perform services of importance to the Company in the management, operation and development of the business of the Company or of one or more of its subsidiaries. The Committee, in its sole discretion, shall determine when and to which Employees Incentive Stock Options are granted under this Plan.

         6.3 NUMBER OF SHARES COVERED BY AN INCENTIVE STOCK OPTION. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Incentive Stock Option granted under this Plan. The number of shares covered by each Incentive Stock Option shall be specified in the Incentive Stock Option Agreement evidencing such option.

         6.4 VESTING SCHEDULE UNDER AN INCENTIVE STOCK OPTION. The Committee, in its sole discretion, shall determine whether an Incentive Stock Option is immediately exercisable as to all of the shares of Common Stock covered by such option or whether it is only exercisable in accordance with a vesting schedule as determined by the Committee. The vesting terms and conditions, if any, of each Incentive Stock Option as determined by the Committee shall be specified in the Incentive Stock Option Agreement evidencing such option. Notwithstanding the foregoing, to the extent that an Incentive Stock Option (together with other incentive stock options within the meaning of Section 422 of the Internal Revenue Code held by such Optionee with an equal or lower exercise price per share) purports to become exercisable for the first time during any calendar year as to shares of Common Stock with a Fair Market Value (determined at the time of grant) in excess of $100,000, such excess shares shall be considered to be covered by a nonqualified stock option and not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Notwithstanding
Section 9.2 of this Plan or the terms set forth in the Incentive Stock Option Agreement, any Incentive Stock Option granted under this Plan that was not either approved by (i) a committee of non-employee directors within the requirements of Rule 16b-3 or (ii) the full board of directors of the Company, shall not be exercisable until at least six months after the date of such grant.

         6.5 EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. The Exercise Price under each Incentive Stock Option will be at least 100% of the Fair Market Value of a share of Common Stock as of the date on which the Incentive Stock Option was granted. However, the Exercise Price under each Incentive Stock Option granted to an Optionee who is a Significant Shareholder will be at least 110% of the Fair



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Market Value of a share of Common Stock as of the date on which the Incentive
Stock Option was granted.

         6.6 DURATION OF AN INCENTIVE STOCK OPTION--GENERALLY. The Committee will determine, in its sole discretion, the term of each Incentive Stock Option provided that such term will not exceed 10 years from the date on which such option was granted. However, the term of each Incentive Stock Option granted to an Optionee who is a Significant Shareholder will not exceed 5 years from the date on which such option was granted. The term of each Incentive Stock Option shall be set forth in the written option agreement evidencing such option. The Optionee shall have no further right to exercise an Incentive Stock Option following the expiration of such term.

         6.7 THE EFFECT OF TERMINATION OF THE OPTIONEE'S EMPLOYMENT ON THE TERM OF AN INCENTIVE STOCK OPTION. If an Optionee, while possessing an Incentive Stock Option that has not expired or been fully exercised, ceases to be an Employee of the Company for any reason other than as a result of the death or disability of the Optionee (as provided for in Section 6.8 and 6.9, respectively), the Incentive Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the Incentive Stock Option Agreement, at any time within 3 months following the date the Optionee ceased to be an Employee of the Company except that this provision will not extend the time within which an Incentive Stock Option may be exercised beyond the expiration of the term of such option. The Incentive Stock Option Agreement may, in the discretion of the Committee, provide that if the Optionee's employment is terminated by the Company for cause, as determined by the Company's President or Board of Directors in their reasonable discretion, the Incentive Stock Option will terminate immediately upon the Company's notice to the Optionee of such termination.

         6.8 THE EFFECT OF THE DEATH OF AN OPTIONEE ON THE TERM OF AN INCENTIVE STOCK OPTION. If an Optionee, while possessing an Incentive Stock Option that has not expired or been fully exercised, ceases to be an Employee of the Company as a result of the death of the Optionee, the Incentive Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the Incentive Stock Option Agreement, at any time within 12 months following the date of the Optionee's death except that this provision will not extend the time within which an Incentive Stock Option may be exercised beyond the expiration of the term of such option.

         6.9 THE EFFECT OF THE DISABILITY OF AN OPTIONEE ON THE TERM OF AN INCENTIVE STOCK OPTION. If an Optionee, while possessing an Incentive Stock Option that has not expired or been fully exercised, ceases to be an Employee of the Company as a result of the Optionee becoming Disabled, the Incentive Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the Incentive Stock Option Agreement, at any time within 12 months following the date of the Optionee becoming Disabled except that this provision will not extend the time within which an Incentive Stock Option may be exercised beyond the expiration of the term of such option.

         6.10 TRANSFERABILITY. No Incentive Stock Option may be transferred by the Optionee other than by will or the laws of descent and distribution upon the death of the Optionee.

         6.11 TAX TREATMENT AND SAVINGS CLAUSE. Nothing contained in this Plan, any Incentive Stock Option Agreement, any document provided by the Company to an Optionee or any statement made by or on behalf of the Company shall constitute a representation or warranty of the tax treatment of any option or that such option shall qualify as an incentive stock option under Section 422 of the Internal Revenue Code. Any option that is designated as an Incentive Stock Option but which, either in whole or in part, fails for any reason to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue


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Code or which fails to satisfy requirements under this Plan which apply only to
Incentive Stock Options shall be treated as an incentive stock option to the fullest extent permitted under Section 422 of the Internal Revenue Code and this Plan and shall otherwise, notwithstanding such designation, be treated as a Nonqualified Stock Option under this Plan.


                                   ARTICLE VII
                 NONQUALIFIED STOCK OPTION TERMS AND CONDITIONS

         Nonqualified Stock Options may be granted under this Plan in accordance with the following terms and conditions.

         7.1 REQUIREMENT FOR A WRITTEN NONQUALIFIED STOCK OPTION AGREEMENT. Each Nonqualified Stock Option will be evidenced by a written option agreement ("Nonqualified Stock Option Agreement"). The Committee will determine from time-to-time the form of Nonqualified Stock Option Agreement to be used under this Plan. The terms of the Nonqualified Stock Option Agreement must be consistent with this Plan and any inconsistencies will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Section 7, the terms and conditions of each Nonqualified Stock Option do not need to be identical.

         7.2 WHO MAY BE GRANTED A NONQUALIFIED STOCK OPTION. A Nonqualified Stock Option may be granted to any Employee and any director of the Company and any other individual who, in the judgment of the Committee, has performed or will perform services of importance to the Company in the management, operation and development of the business of the Company or of one or more of its subsidiaries. The Committee, in its sole discretion, shall determine when and to whom Nonqualified Stock Options are granted under this Plan.

         7.3 NUMBER OF SHARES COVERED BY A NONQUALIFIED STOCK OPTION. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Nonqualified Stock Option granted under this Plan. The number of shares covered by each Nonqualified Stock Option shall be specified in the Nonqualified Stock Option Agreement evidencing such option.

         7.4 VESTING SCHEDULE UNDER A NONQUALIFIED STOCK OPTION. The Committee, in its sole discretion, shall determine whether a Nonqualified Stock Option is immediately exercisable as to all of the shares of Common Stock covered by such option or whether it is only exercisable in accordance with a vesting schedule as determined by the Committee, in its sole discretion. The vesting terms and conditions, if any, of each Nonqualified Stock Option as determined by the Committee shall be specified in the Nonqualified Stock Option Agreement evidencing such option. Notwithstanding Section 9.2 of this Plan or the terms set forth in the written option agreement, any Nonqualified Stock Option granted under this Plan that was not either approved by (i) a committee of non-employee directors within the requirements of Rule 16b-3 or (ii) the full board of directors of the Company, shall not be exercisable until at least six months after the date of such grant.

         7.5 EXERCISE PRICE OF A NONQUALIFIED STOCK OPTION. The Exercise Price under each Nonqualified Stock Option will be at least 100% of the Fair Market Value of a share of Common Stock as of the date on which the Nonqualified Stock Option was granted. However, if it is subsequently determined that the Exercise Price as stated in the Nonqualified Stock Option Agreement is less than 100% of the Fair Market Value of a share of Common Stock as of the date on which an option was granted, such fact will not invalidate a Nonqualified Stock Option.



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         7.6 DURATION OF A NONQUALIFIED STOCK OPTION--GENERALLY. The Committee
will determine, in its sole discretion, the term of each Nonqualified Stock Option provided that such term will not exceed 10 years from the date on which such option was granted. The term of each Nonqualified Stock Option shall be set forth in the Nonqualified Stock Option Agreement evidencing such option. The Optionee shall have no further right to exercise a Nonqualified Stock Option following the expiration of such term.

         7.7 THE EFFECT OF TERMINATION OF THE OPTIONEE'S EMPLOYMENT OR SERVICE AS A DIRECTOR ON THE TERM OF A NONQUALIFIED STOCK OPTION. If an Optionee who is an Employee of the Company, while possessing a Nonqualified Stock Option that has not expired or been fully exercised, ceases to be an Employee of the Company for any reason other than as a result of the death or disability of the Optionee (as provided for in Section 7.8 and 7.9, respectively), the Nonqualified Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the Nonqualified Stock Option Agreement, at any time within 3 months following the date the Optionee ceased to be an Employee of the Company except that this provision will not extend the time within which an Nonqualified Stock Option may be exercised beyond the expiration of the term of such option..

         If an Optionee who is not an Employee but is a director of the Company, while possessing a Nonqualified Stock Option that has not expired or been fully exercised, ceases to be a director of the Company for any reason other than as a result of the death or disability of the Optionee (as provided for in Section
7.8 and 7.9, respectively), the Nonqualified Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the Nonqualified Stock Option Agreement, at any time within 12 months following the date the Optionee ceased to be a director of the Company except that this provision will not extend the time within which an Nonqualified Stock Option may be exercised beyond the expiration of the term of such option..

         The Nonqualified Stock Option Agreement may, in the discretion of the Committee, provide that if the Optionee's employment is terminated by the Company for cause, as determined by the Company's President or Board of Directors in their reasonable discretion, the Nonqualified Stock Option will terminate immediately upon the Company's notice to the Optionee of such termination.

         7.8 THE EFFECT OF THE DEATH OF AN OPTIONEE ON THE TERM OF A NONQUALIFIED STOCK OPTION. If an Optionee, while possessing a Nonqualified Stock Option that has not expired or been fully exercised, ceases to be an Employee, ceases to serve as a director of the Company or ceases to provide services to the Company as a result of the Optionee's death, the Nonqualified Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the Nonqualified Stock Option Agreement, at any time within 12 months following the date of the Optionee's death except that this provision will not extend the time within which a Nonqualified Stock Option may be exercised beyond the expiration of the term of such option.

         7.9 THE EFFECT OF THE DISABILITY OF AN OPTIONEE ON THE TERM OF A NONQUALIFIED STOCK OPTION. If an Optionee, while possessing a Nonqualified Stock Option that has not expired or been fully exercised, ceases to be an Employee, ceases to serve as a director of the Company or ceases to provide services to the Company as a result of the Optionee becoming Disabled, the Nonqualified Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the Nonqualified Stock Option Agreement, at any time within 12 months following the date of the Optionee becoming Disabled except that this provision will not extend the time within which a Nonqualified Stock Option may be exercised beyond the expiration of the term of such option.

         7.10 TRANSFERABILITY. The Committee may, in the Nonqualified Stock Option Agreement


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evidencing any Nonqualified Stock Option, provide that such Nonqualified Stock
Option be transferred by gift to the Optionee's spouse, children or a trust for the exclusive benefit of any combination of the Optionee, the Optionee's spouse and the Optionee's children provided that any transfer of a Nonqualified Option shall be conditioned upon the Optionee and the transferee of such Nonqualified Stock Option executing and delivering to the Company a form of Transfer/Assumption of Nonqualified Stock Option Agreement as the Company may request. Notwithstanding any transfer of a Nonqualified Stock Option, the Optionee shall remain liable to the Company for any income tax withholding amounts which the Company is required to withhold at the time that the transferred Nonqualified Stock Option is exercised. If the Nonqualified Stock Option Agreement does not expressly provide that such Nonqualified Stock Option is transferable, such Nonqualified Stock Option may not be transferred by the Optionee, other than by will or the laws of descent and distribution upon the death of the Optionee, without the prior written consent of the Committee, which consent may be withheld in the Committee's sole discretion.


                                  ARTICLE VIII
                     EXERCISE OF OPTIONS TO PURCHASE SHARES

         8.1 NOTICE OF EXERCISE. An Incentive Stock Option or Nonqualified Stock Option may only be exercised by delivery to the Company of written notice signed by the Optionee or a permitted transferee under Section 7.10 (or, in the case of exercise after death of the Optionee, by the executor, administrator, heir or legatee of the Optionee, as the case may be) directed to the President of the Company (or such other person as the Company may designate) at the principal business office of the Company. The notice will specify (i) the number of shares of Common Stock being purchased, (ii) the method of payment of the Exercise Price, (iii) the method of payment of the income tax withholding if the option is a Nonqualified Stock Option, and (iv), unless a registration under the Securities Act is in effect with respect to the Plan at the time of such exercise, the notice of exercise shall contain such representations as the Company determines to be necessary or appropriate in order for the sale of shares of Common Stock being purchased pursuant to such exercise to qualify for exemptions from registration under the Securities Act or other applicable securities laws.

         8.2 PAYMENT OF EXERCISE PRICE. No shares of Common Stock will be issued upon the exercise of any Incentive Stock Option or Nonqualified Stock Option unless and until payment or adequate provision for payment of the Exercise Price of such shares has been made in accordance with this subsection. The Committee, in its sole discretion may provide in the Incentive Stock Option Agreement or the Nonqualified Stock Option Agreement for the payment of the Exercise Price in cash, by delivery of a full-recourse promissory note, by the surrender of shares of Common Stock or other securities issued by the Company (provided that such other securities have been held by the Optionee for at least six months prior to the date on which the Option is being exercised) in accordance with Section 8.4, or by any combination of the foregoing. The Committee may, in its sole discretion, permit an Optionee to elect to pay the Exercise Price by authorizing a duly registered and licensed broker-dealer to sell the shares of Common Stock to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the entire Exercise Price.

         8.3 PAYMENT OF TAX WITHHOLDING AMOUNTS. Unless the Committee, in its sole discretion, determines otherwise, each Optionee must, upon the exercise of any Incentive Stock Option or Nonqualified Stock Option (including a Nonqualified Stock Options transferred by the Optionee pursuant to Section 7.10), either with the delivery of the notice of exercise or upon notification of the amount due, pay to the Company or make adequate provision for the payment of all amounts determined by the


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Company to be required to satisfy applicable federal, state and local tax withholding requirements ("Tax Withholding"). The Incentive Stock Option or Nonqualified Option Agreement may provide for, or the Committee may allow in its sole discretion, the payment by the Optionee of the Tax Withholding (i) in cash,
(ii) by the Company withholding such amount from other amounts payable by the Company to the Optionee, including salary, (iii) by surrender of shares of Common Stock or other securities of the Company in accordance with Section 8.4,
(iv) by the application of shares that could be received upon exercise of the Incentive Stock Option or Nonqualified Stock Option in accordance with Section 8.4, or (v) any combination of the foregoing.

         By receiving and upon exercise of an Incentive Stock Option or a Nonqualified Stock Option, the Optionee shall be deemed to have consented to the Company withholding the amount of any Tax Withholding from any amounts payable by the Company to the Optionee. The Committee may, in its sole discretion, permit an Optionee to elect to pay the Tax Withholding by authorizing a duly registered and licensed broker-dealer to sell the shares to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the Tax Withholding. No shares will be issued upon an exercise of an Incentive Stock Option or a Nonqualified Stock Option unless and until payment or adequate provision for payment of the Tax Withholding has been made. If, either as a result of the exercise of an Incentive Stock Option or a Nonqualified Stock Option or the subsequent disqualifying disposition of shares acquired through such exercise, the Company determines that additional withholding is or becomes required beyond any amount paid or provided for by the Optionee, the Optionee will pay such additional amount to the Company immediately upon demand by the Company. If the Optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the Optionee, including salary.

         8.4 PAYMENT OF EXERCISE PRICE OR WITHHOLDING WITH OTHER SECURITIES. To the extent permitted in Section 8.2 and Section 8.3 above, the Exercise Price and Tax Withholding may be paid by the surrender of shares of Common Stock or other securities of the Company. The notice of exercise shall indicate that payment is being made by the surrender of shares of Common Stock or other securities of the Company. Payment shall be made by either (i) delivering to the Company the certificates or instruments representing such shares of Common Stock or other securities, duly endorsed for transfer, or (ii) delivering to the Company an attestation in such form as the Company may deem to be appropriate with respect to the Optionee's ownership of the shares of Common Stock or other securities of the Company. Shares of Common Stock shall, for purposes of this
Section 8 be valued at their Fair Market Value as of the last business day preceding the day the Company receives the Optionee's notice of exercise. Other securities of the Company shall, for purposes of this Section 8, be valued at the publicly reported price, if any, for the last sale on the last business day preceding the day the Company receives the Optionee's notice of exercise, or, if there are no publicly reported prices of such other securities of the Company, at the fair market value of such other securities as determined in good faith by the Board of Directors. To the extent permitted in Section 8.3 above, Tax Withholding may, if the Optionee so notifies the Company at the time of the notice of exercise, be paid by the application of shares which could be received upon exercise of any other stock option issued by the Company. This application of shares shall be accomplished by crediting toward the Optionee's Tax Withholding obligation the difference between the Fair Market Value of a share of Common Stock and the Exercise Price of the stock option specified in the Optionee's notice. Any such application shall be considered an exercise of the other stock option to the extent that shares are so applied.

         8.5 COMPLIANCE WITH SECURITIES LAWS. No shares will be issued with respect to the exercise of any Incentive Stock Option or Nonqualified Stock Option unless the exercise and the issuance of the shares will comply with all relevant provisions of law, including, without limitation, the Securities Act, any registration under the Securities Act in effect with respect to the Plan, all applicable state securities laws, the Securities Exchange Act of 1934, as amended, the Internal Revenue Code, the respective rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. The Company will not be liable to any Optionee or any other person for failure to issue shares upon the exercise of an option where such failure is due to the inability of the Company to obtain all permits, exemptions or approvals from regulatory authorities which are deemed by the Company's counsel to be necessary. The Board may require any action or agreement by an Optionee as may from time to time be necessary to comply with the federal and state securities laws. The Company will not be obliged to prepare, file or maintain a registration under the Securities Act with respect to the Plan or to take any actions with respect to registration or qualification under any state securities laws.

         8.6 ISSUANCE OF SHARES. Notwithstanding the good faith compliance by the Optionee with all of the terms and conditions of an Incentive Option Agreement or Nonqualified Option Agreement and with this Article VIII, the Optionee will not become a shareholder and will have no rights as a shareholder with respect to the shares covered by such option until the issuance of shares pursuant to the exercise of such option is recorded on the stock transfer record of the Company. Notwithstanding the foregoing, the Company shall not unreasonably delay the issuance of a stock certificate and shall exercise reasonable efforts to cause such stock certificate to be issued to the Optionee as soon as is practicable after the compliance by the Optionee with all of the terms and conditions of the Incentive Option Agreement or Nonqualified Option Agreement, as the case may be, and with this Article VIII.

         8.7 NOTICE OF ANY DISQUALIFYING DISPOSITION AND PROVISION FOR TAX WITHHOLDING. Any Optionee that exercises an Incentive Stock Option and then makes a "disqualifying disposition" (as such term is defined under Section 422 of the Internal Revenue Code) of the shares so purchased, shall immediately notify the Company in writing of such disqualifying disposition and shall pay or make adequate provision for all Tax Withholding as if such Incentive Stock Option was a Nonqualified Stock Option in accordance with Section 8.3.


                                   ARTICLE IX
                          CHANGES IN CAPITAL STRUCTURE

         9.1 ADJUSTMENTS OF NUMBER OF SHARES AND EXERCISE PRICE. If the outstanding shares of Common Stock are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares of Common Stock or for other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, reclassification, stock split-up, combination of shares of Common Stock, or dividend payable in shares of Common Stock or other securities of the Company, the Committee will make such adjustment as it deems appropriate in the number and kind of shares of Common Stock or other securities covered by subsequent Awards. In addition, the Board of Directors will at such time make such adjustment in the number and kind of shares of Common Stock or other securities covered by outstanding Incentive Stock Options and outstanding Nonqualified Stock Options, as well as make an adjustment in the Exercise Price under each option as the Board of Directors deems appropriate. Any determination by the Board of Directors as to what adjustments may be made, and the extent thereof, will be final, binding on all parties and conclusive.


                                    ARTICLE X

                              UNDERWRITERS LOCK-UP

         Each written agreement evidencing an Award will specify that the Optionee, by accepting the Award agrees that whenever the Company undertakes a firmly underwritten public offering of its securities, the Optionee will, if requested to do so by the managing underwriter in such offering, enter into an agreement not to sell or dispose of any securities of the Company owned or controlled by the Optionee provided that such restriction will not extend beyond 12 months from the effective date of the registration statement filed in connection with such offering.


                                   ARTICLE XI
                                EMPLOYMENT RIGHTS

         Nothing in this Plan nor in any written agreement evidencing an Award will confer upon any Optionee any right to continued employment with the Company or to limit or affect in any way the right of the Company, in its sole discretion, (a) to terminate the employment of such Optionee at any time, with or without cause, (b) to change the duties of such Optionee, or (c) to increase or decrease the compensation of the Optionee at any time. Unless the written agreement evidencing an Award expressly provides otherwise, vesting under such agreement shall be conditioned upon:

         1) for Employees of the Company, the continued employment of the Optionee; or
         2) for directors who are not Employees, the Optionee continuing to serve as a director of the Company.

and nothing in this Plan shall be construed as creating a contractual or implied right or covenant by the Company to continue such employment or service as a director.


                                   ARTICLE XII
                                AMENDMENT OF PLAN

         The Board of Directors may, at any time and from time to time, modify or amend this Plan as it deems advisable except that any amendment increasing the number of shares of Common Stock issuable under the Plan, or any amendment that expands the group of persons eligible to receive Awards, shall only become effective if and when such amendment is approved by the shareholders of the Company. Except as provided in Section 9 hereof, no amendment shall be made to the terms or conditions of an outstanding Incentive Stock Option or Nonqualified Stock Option without the written consent of the Optionee.






DATED as of and approved by the Board of Directors of the Company at a meeting held on March 28, 2002.

Approved by the shareholders of the Company on May 23 2002.


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